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                              (Popular Letterhead)


                                                                   EXHIBIT 99(a)

For additional information, please contact:
Mr. Jorge A. Junquera
Senior Executive Vice President
Telephone: (787) 754-1685



April 23, 1998



                                                                    NEWS RELEASE



POPULAR, INC. ANNOUNCES STOCK SPLIT

         The Board of Directors of Popular, Inc., at its meeting held today, authorized a stock split in the form of a dividend of one share for each share outstanding, bringing total outstanding shares to 135,497,786. The new shares will be distributed on July 1, 1998, to the shareholders of record on June 12, 1998.

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